EXHIBIT 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hydron Technologies, Inc. (the “Registrant”) on Form 10-QSB for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on July 28, 2008, hereof (the “Report”), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.

HYDRON TECHNOLOGIES, INC.

/s/: David Pollock

David Pollock

Chief Executive Officer, Principal Financial and Accounting Officer

July 28, 2008